Email Subject: **Gaucho Holdings: Poised for Unprecedented Growth Amidst Argentina's Economic Resurgence**

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GAUCHO
GROUP
HOLDINGS, INC.

GAUCHO BUENOS AIRES | ALGODON MANSION BUENOS AIRES | ALGODON WINE ESTATES WELLNESS RESORT | ALGODON WINE ESTATES PRIVATE ESTANCIAS | ALGODON FINE WINES SAN RAFAEL, MENDOZA

PRESS RELEASE

MIAMI, FL / SEPTEMBER 16, 2024

GAUCHO HOLDINGS OPTIMIZES COSTS AMIDST ARGENTINE ECONOMIC OVERHAUL

Projected $1.6 Million in Savings as Company Leverages Argentine Economic Reforms

GAUCHO GROUP HOLDINGS, INC.
(NASDAQ:VINO)

Source: Gaucho Group Holdings, Inc.



September 16, 2024

Dear Stockholders,

We are thrilled to share with you an update that marks a significant milestone in the journey of Gaucho Group Holdings, Inc. Our latest press release outlines substantial strides we have made in optimizing our operational costs and realigning our strategies to take full advantage of the evolving economic landscape in Argentina. **You can read the full press release below**.

Our commitment to maximizing the opportunities presented by Argentina's shifting economic landscape has never been stronger. The recent endorsement of President Milei's reforms by international thought leaders and investors reinforces our optimism about the future. Doug Casey, our lead business advisor and a respected figure in economic speculation, recently highlighted the transformative potential of these reforms: "**If Milei's reforms stick, within a decade, Argentina could become the most prosperous country in the**

world... It's the perfect country whose only real problem is its insane government. But that's about to change." His belief in Argentina's potential to undergo a radical economic transformation bolsters our confidence in the strategic initiatives we are implementing.

Moreover, the support from visionary leaders like Elon Musk adds a significant layer of validation to our enthusiasm. In a recent address, Musk emphasized the importance of supporting Milei's agenda: "**I believe it is very important for Argentina to succeed, and that we give Milei our support. My prediction is that the actions he wants to take will lead to massive economic growth for the country.**" His perspective aligns perfectly with our strategy to deepen our investment in Argentina, anticipating robust growth that will benefit our stakeholders.

This is our moment. Gaucho Holdings was an early believer in Argentina's potential, but now, we are precisely positioned in the right part of the world at the right time. As Argentina prepares to ascend to the top of global investment destinations, our vision is clear. We are committed to leveraging every opportunity to ensure that our company, and our valued shareholders, benefit from what may soon be recognized as one of the greatest investment potentials worldwide.

Thank you for your ongoing support and trust in our vision. Together, we are on the path to realizing a prosperous and dynamic future.

For further details, we encourage you to read the full press release printed below:

GAUCHO PRESSWIRE

GAUCHO HOLDINGS OPTIMIZES COSTS AMIDST ARGENTINE ECONOMIC OVERHAUL

Projected $1.6 Million in Savings as Company Leverages Argentine Economic Reforms

MIAMI, FL / September 16, 2024 / Gaucho Group Holdings, Inc. (NASDAQ:VINO), a company that includes a growing collection of e-commerce platforms with a concentration on fine wines, luxury real estate, and leather goods and accessories (the "Company" or "Gaucho

Holdings"), today announced a comprehensive corporate restructuring and cost reduction strategy. These efforts are anticipated to yield significant financial benefits, with projected savings of $1.6 million over the next 12 months.

As economic revival gains momentum in Argentina, Gaucho Holdings has strategically adapted, recalibrating its focus and resources to harness this new wave of opportunity. Over the past year, the Company has realigned many operational roles and functions from the United States to Argentina, benefiting from the more favorable cost of labor and a skilled workforce. This shift has not only improved operational efficiency but has also opened up new export potential due to the devaluation of the peso, significantly bolstering the Company's e-commerce activities and reinforcing its commitment to real estate ventures. The reintroduction of mortgages into the marketplace promises a vibrant future for Gaucho Holdings' luxury real estate holdings, by enhancing value and attracting more investor interest. Additionally, the Company has implemented further cost-saving measures, such as reducing rental space, negotiating better terms with vendors, and streamlining operations. These changes, which follow initial severance disbursements, are poised to take full effect in Q4, setting the stage for enhanced financial performance.

Gaucho Holdings is strategically aligned with the recent economic reforms initiated by Argentina under the leadership of President Javier Milei. These reforms, promoting fiscal stability and encouraging free trade, mark a significant shift towards aligning with Western economic policies. This includes strengthening military cooperation with the United States and reintroducing mortgage markets, steps that are likely to bolster the business environment and enhance investor confidence in Argentina.

The reintroduction of mortgage markets in Argentina marks a pivotal milestone that Gaucho Holdings believes will significantly enhance real estate values, including the Company's own luxury properties. This development, coupled with Gaucho Holdings' ongoing investments in property infrastructure and development, positions the Company to benefit from what is rapidly becoming a hotspot for global investors. In light of this, the vocal support from international figures like Elon Musk for President Javier Milei's economic policies further validates the Company's optimism and strategic positioning for capitalizing on one of the globally best-performing markets in the coming years.

"By reducing our headcount in the USA and leveraging the labor market in Argentina, we've achieved significant savings and enhanced productivity," stated Scott Mathis, CEO and Founder of Gaucho Group

Holdings. "As we consolidate our operations and capitalize on the economic advances in Argentina, we are setting the stage for a strong and stable future. This transition not only optimizes our cost structure but also aligns us with a burgeoning Argentine market filled with opportunities. Our increased confidence in our strategic commitment to Argentina, and the potential for value creation there, is stronger than ever. We are enthusiastic about expanding our presence in Argentina, a move we believe will strengthen our company's position in 2025 and beyond."

About Gaucho Group Holdings, Inc.

For more than ten years, Gaucho Group Holdings, Inc.'s (gauchoholdings.com) mission has been to source and develop opportunities in Argentina's undervalued luxury real estate and consumer marketplace. Our company has positioned itself to take advantage of the continued and fast growth of global e-commerce across multiple market sectors, with the goal of becoming a leader in diversified luxury goods and experiences in sought after lifestyle industries and retail landscapes. With a concentration on fine wines (algodonfinewines.com & algodonwines.com.ar), hospitality (algodonhotels.com), and luxury real estate (algodonwineestates.com) associated with our proprietary Algodon brand, as well as the leather goods, ready-to-wear and accessories of the fashion brand Gaucho – Buenos Aires™ (gaucho.com), these are the luxury brands in which Argentina finds its contemporary expression.

Cautionary Note Regarding Forward-Looking Statements

The information discussed in this press release includes "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein concerning, among other things, changes to exchange rates and their impact on the Company, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should not be considered to be) guarantees of future performance. Refer to our risk factors set forth in our reports filed on Edgar. The Company disclaims any obligation to update any forward-looking statement made here.

— END OF PRESS RELEASE —

SEE THE PRESS RELEASE

We express our sincere thanks for your support of Gaucho Group Holdings, Inc.

Sincerely,



Scott L. Mathis Founder,
Chief Executive Officer and Chairman of the Board of Directors
smathis@gauchoholdings.com
www.GauchoHoldings.com

Cautionary Note Regarding Forward-Looking Statements

The information discussed in this anouncement includes "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein concerning, among other things, planned capital expenditures, future cash flows and borrowings, pursuit of potential acquisition opportunities, our financial position, business strategy and other plans and objectives for future operations, are forward looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties and are not (and should not be considered to be) guarantees of future performance. Refer to our risk factors set forth in our reports filed on Edgar. The Company disclaims any obligation to update any forward-looking statement made here.

GAUCHO GROUP HOLDINGS, INC.
(NASDAQ:VINO)